UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 30, 2025

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On October 30, 2025, iBio, Inc. (the “Company”) issued a press release announcing new preclinical data from its obese non-human primate (NHP) study evaluating IBIO-610, potentially a first-in-class Activin E antibody candidate supported by preclinical data. The data will be presented by Cory Schwartz, Ph.D., Director of Research and Early Development of the Company, during an oral session at ObesityWeek 2025, taking place November 4, 2025 through November 7, 2025 in Atlanta.

Results from the obese NHP study evaluating IBIO-610 are set forth below:

The pharmacokinetic data, to be presented at ObesityWeek, demonstrates IBIO-610 has an extended half-life in obese NHP of 33.2 days. Based on an allomeric scaling model of half-life extended antibodies, it is predicted IBIO-610 will have a half-life in humans of up to 100 days, reducing the dosing frequency to once every six months, which has the potential to significantly improve patient experience.

PK of IBIO-610 in NHPs and Allometric Scaling Predicting Human Half-life

The information in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended and shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

Item 8.01. Other Events.

On October 30, 2025, the Company issued a press release announcing new preclinical data from its obese NHP study evaluating IBIO-610, potentially a first-in-class Activin E antibody candidate supported by preclinical data. The data will be presented by Cory Schwartz, Ph.D., Director of Research and Early Development of the Company, during an oral session at ObesityWeek 2025, taking place November 4, 2025 through November 7, 2025 in Atlanta.

Results from the obese NHP study evaluating IBIO-610 are set forth below:

The pharmacokinetic data, to be presented at ObesityWeek, demonstrates IBIO-610 has an extended half-life in obese NHP of 33.2 days. Based on an allomeric scaling model of half-life extended antibodies, it is predicted IBIO-610 will have a half-life in humans of up to 100 days, reducing the dosing frequency to once every six months, which has the potential to significantly improve patient experience.

PK of IBIO-610 in NHPs and Allometric Scaling Predicting Human Half-life

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release issued by iBio, Inc., dated October 30, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025	IBIO, INC.

	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	Chief Legal Counsel